Exhibit 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of SATIVUS TECH CORP. (the “Company”) on Form 10-Q for the quarter ending June 30th, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Tal Wilke-Glazer, Director and Chief Executive Officer (Principal Executive Officer) of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	Such Quarterly Report on Form 10-Q for the quarter ending June 30th, 2023, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the quarter ending June 30th, 2023, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10th, 2023	By:	/s/ Tal Wilke-Glazer
Tal Wilke-Glazer
Director, Chief Executive Officer SATIVUS TECH CORP.